UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 4, 2005



                               THERMOGENESIS CORP.
             (Exact name of registrant as specified in its charter)



          Delaware                      0-16375                   94-3018487
          ---------                     --------                  ----------
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
incorporation or organization)                               Identification No.)

                                2711 Citrus Road
                        Rancho Cordova, California 95742
    (Address and telephone number of principal executive offices) (Zip Code)

                                 (916) 858-5100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations
------------------------------------------------

Item 1.01 Entry into a Material Definitive Agreement

     On November 7, 2005, ThermoGenesis Corp. ("TGC") entered into an OEM Supply Agreement (the "Agreement") with Medtronic, Inc. ("MDT"). Under the terms of the Agreement, TGC will supply its Thrombin Processing Device to MDT for use in and sale with the MDT Magellan Product throughout the world. The Agreement has a term of five (5) years. TGC's proprietary Thrombin Processing Device is a stand-alone disposable which produces autologous thrombin from plasma which is used for topical hemostasis and releasing growth factors from platelets (platelet gel). MDT's Magellan Product is used for the production of platelet gel by combining the concentrated platelets produced with a separate thrombin source to create a platelet gel used to accelerate wound healing in surgical applications.

     The agreement furthers TGC's strategy to develop strategic relationships with established companies that have the ability to expand the distribution channels for its products and for product line extensions.

     For more information, see the Agreement attached as Exhibit 10 and the Press Release attached as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits
---------------------------------------------

Item 9.01 Financial Statements and Exhibits.

         Exhibit No.             Exhibit Description
         -----------             -------------------

         10 OEM Supply Agreement between ThermoGenesis Corp. and Medtronic Inc. dated November 7, 2005

         99.1                    Press Release dated November 8, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             THERMOGENESIS CORP.,
                             a Delaware Corporation


Dated:  November 10, 2005    /s/ Matthew Plavan
                             --------------------------------------------
                             Matthew Plavan,
                             Chief Financial Officer

                                  EXHIBIT INDEX


        Exhibit No.             Exhibit Description
         -----------            -------------------

         10 OEM Supply Agreement between ThermoGenesis Corp. and Medtronic Inc. dated November 7, 2005

         99.1                    Press Release dated November 8, 2005.